                                                                [CONFORMED COPY]

                      AMENDMENT NO. 1 TO CREDIT AGREEMENT

          AMENDMENT dated as of April 9, 1996 among ARMSTRONG WORLD INDUSTRIES, INC. (the "Borrower"), the BANKS listed on the signature pages hereof (the "Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").

                             W I T N E S S E T H :

          WHEREAS, the parties hereto have heretofore entered into a Credit Agreement dated as of February 7, 1995 (the "Agreement"); and

          WHEREAS, the parties hereto desire to amend the Agreement to modify the rates of interest payable thereunder, to extend the term thereof, to add the New Banks (as defined below) as parties to the Agreement as amended hereby and to provided for changes in the total and respective Commitments of the Banks;

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1. Definitions; References. Unless otherwise specifically
                     -----------------------
defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby. The term "Notes" defined in the Agreement shall include from and after the date hereof the New Notes (as defined below).

          SECTION 2. Amendment of Section 1.01 of the Agreement. (a) Each of the
                     ------------------------------------------
following definitions in Section 1.01 of the Agreement are amended to read in full as follows:

          "Pricing Schedule" means the Schedule attached to Amendment No. 1 to the Credit Agreement identified as such.

          "Termination Date" means April 9, 2001, or if such day is not a Euro-Dollar Business Day, the next preceding Euro-Dollar Business Day.

          (b) The definition of "Consolidated Net Worth" is amended by replacing the amount "$50,000,000" with "$100,000,000" and by replacing the words "write offs" with the words "special charges."

          SECTION 3. Amendment of Section 5.07 of the Agreement. Section 5.07 is
                     ------------------------------------------
amended by replacing the amount "$470,000,000" with "$500,000,000."

          SECTION 4. Amendment of Section 9.07(a) of the Agreement. Section
                     ---------------------------------------------
9.07(a) is amended by replacing the amount "$300,000,000" with "$500,000,000."

          SECTION 5. New Banks; Changes in Commitments. With effect from and
                     ---------------------------------
including the date this Amendment becomes effective in accordance with Section
8 hereof, (i) each Person listed on the signature pages hereof which is not a party to the Agreement (a "New Bank") shall become a Bank party to the Agreement and (ii) the Commitment of each Bank shall be the amount set forth opposite the name of such Bank on the signature pages hereof, as such amount may be reduced from time to time pursuant to Section 2.09 of the Agreement. Any Bank whose Commitment is changed to zero shall upon such effectiveness cease to be a Bank party to the Agreement, and all accrued fees and other amounts payable under the Agreement for the account of such Bank shall be due and payable on such date; provided that the provisions of Section 9.03 of the Agreement shall continue to inure to the benefit of each such Bank.

          SECTION 6. Representations and Warranties. The Borrower hereby
                     ------------------------------
represents and warrants that as of the date hereof and after giving effect hereto:

          (a)  no Default under the Agreement has occurred and is continuing;
     and

          (b) each representation and warranty of the Borrower set forth in the Agreement is true and correct as though made on and as of this date.

          SECTION 7. Governing Law. This Amendment shall be governed by and
                     -------------
construed in accordance with the laws of the State of New York.

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

          SECTION 8. Counterparts; Conditions to Effectiveness. This Amendment
                     -----------------------------------------
may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof when the Agent shall have received:

          (a) duly executed counterparts hereof signed by the Borrower and the Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

          (b) a duly executed Note for each New Bank (a "New Note"), dated on or before the date of effectiveness hereof and otherwise in compliance with
     Section 2.05 of the Agreement;

          (c) an opinion of counsel for the Borrower, addressed to the Banks and the Agent, substantially in the form of Exhibit A hereto (which the Borrower hereby expressly instructs such counsel to prepare and deliver);

          (d) a certificate signed by the Chief Financial Officer of the Borrower, dated the date hereof, to the effect that no Default shall have occurred and be continuing and that the representations and warranties of the Borrower contained in the Agreement, as amended hereby, shall be true and correct as of the date of effectiveness hereof; and

          (e) all documents that the Agent may reasonably request relating to the existence of the Borrower, the corporate authority for and validity of this Amendment and the New Notes, and any other matters relevant hereto, all in form and substance satisfactory to the Agent.

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

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                        ARMSTRONG WORLD INDUSTRIES, INC.

                                        By: /s/ Frank A. Riddick, III
                                            --------------------------------
                                            Title: Senior Vice President
                                                   and C.F.O.


                                        By: /s/ Stephen C. Hendrix
                                            -----------------------------
                                            Title: Treasurer
                                        313 West Liberty Street
                                        Lancaster, PA 17603
                                        Facsimile number: 717-396-2408

Commitments
-----------

$38,000,000                   MORGAN GUARANTY TRUST COMPANY
                                      OF NEW YORK


                              By: /s/ Laura E. Reim
                                 -----------------------------
                                 Title: Vice President

$29,000,000                   ABN AMRO BANK N.V.
                              By: ABN AMRO NORTH AMERICA, INC.,
                                  as Agent


                              By: /s/ James M. Janovsky
                                  ------------------------------
                                  Title: Group V.P. and Director



                              By: /s/ Dennis F. Lennon
                                  -------------------------------
                                  Title: V.P. and Director

$29,000,000                   BANK OF AMERICA NATIONAL TRUST
                                  AND SAVINGS ASSOCIATION


                              By: /s/ Dale Robert Mason
                                  --------------------------------
                                  Title: Vice President

$29,000,000                   CHEMICAL BANK


                              By: /s/ Peter C. Eckstein
                                  --------------------------------
                                  Title: Vice President

$29,000,000                   MELLON BANK, N.A.


                              By: /s/ Gilbert B. Mateer
                                  --------------------------------
                                  Title: Vice President

$29,000,000                   SOCIETE GENERALE


                              By: /s/ Bruce Drossman
                                  ---------------------------
                                  Title: Vice President

$29,000,000                   UNION BANK OF SWITZERLAND


                              By: /s/ Peter B. Yearley
                                  ---------------------------
                                  Title: Managing Director



                              By: /s/ James P. Kelleher
                                  ---------------------------
                                  Title: Assistant Vice
                                         President

$29,000,000                   WACHOVIA BANK OF GEORGIA, N.A.



                              By: /s/ Adam T. Ogburn
                                  ---------------------------
                                  Title: Vice President



$29,000,000                   WESTDEUTSCHE LANDESBANK
                              GIROZENTRALE, NEW YORK AND
                              CAYMAN ISLAND BRANCHES


                              By: /s/ Franz J. Vohn
                                  ---------------------------
                                  Title: Vice President



                              By: /s/ Karen Hoplock
                                  ---------------------------
                                  Title: Vice President

$15,000,000                   BARCLAYS BANK PLC


                              By: /s/ Terance Bullock
                                  ---------------------------
                                  Title: Associate Director

$15,000,000                   STANDARD CHARTERED BANK


                              By: /s/ Marianne R. Murray
                                  ---------------------------
                                  Title: Vice President

$-0-                          CITIBANK, N.A.


                              By: /s/ William G. Martens III
                                  ---------------------------
                                  Title: Attorney-In-Fact

Total Commitments

$300,000,000
================

                              MORGAN GUARANTY TRUST COMPANY
                                  OF NEW YORK, as Agent


                              By: /s/ Laura E. Reim
                                  ---------------------------
                                  Title: Vice President
                              60 Wall Street
                              New York, New York 10260-0060
                              Attention: Laura E. Reim
                              Telex number: 177615
                              Facsimile number: (212) 648-5336

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